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                                                                                          Exhibit 5(a)

                                                        ANNUITY INVESTORS(SERVICEMARK)

                                                            Life Insurance Company

                                           PO Box 5423, Cincinnati, Ohio 45201-5423 (800) 789-6771

                                       APPLICATION FOR GROUP FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACT

     OWNER INFORMATION
     ==========================================================================================================================
     PROPOSED CONTRACT OWNER:  Anytown Trucking Company
                               -------------------------------------------------------------------------------------------------
     MAILING ADDRESS:          C/O XYZ Street
                               -------------------------------------------------------------------------------------------------
                               Anytown USA  99999
                               -------------------------------------------------------------------------------------------------

     BILLING CONTACT:          Ann Trustee, Trust Division
                               -------------------------------------------------------------------------------------------------
     Telephone Number:         (800) 555-1212                    FAX Number: (800) 555-1211
                               --------------------------                     ----------------
     Mail Billing Statement to (if other than above):            Third Party Administrator (if applicable):
     Name:  N/A                                                  Firm:  N/A
           ---------------------------------------------         ---------------------------------------------------------------
     Address:  N/A                                               Address:  N/A
              -------------------------------------------                -------------------------------------------------------
     City, State Zip:  N/A                                       City, State Zip:  N/A
                       ---------------------------------                          ----------------------------------------------
                                                                 Contact:   N/A
                                                                          ------------------------------------------------------
                                                                 Telephone Number: (  ) N/A
                                                                                   ---------------------------------------------
     PLAN INFORMATION
     ==========================================================================================================================
     Plan Name:                                                  Plan Number:    [  ]               [  ]            [  ]
                -----------------------------------------
     Tax ID Number:  000-00-0000                                 Plan Year End:   Month              06           Day    01
                                                                                            ----------------           --------
     Plan Type:   [ ]  401(a)   [ ] 401(k)   [ ] ERISA 403(b)   [X] NonERISA 403(b)    [  ] 457     [ ] Other (Specify):
                                                                                                                        -------
     Plan Administrator/Trustee:  Ann Trustee, Trust Officer
                                  ---------------------------------------------------------------------------------------------
     Telephone Number:  (  800  )  555-1212
                        -------------------------------------------------------------------------------------------------------
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     AGREEMENT
     ========================================================================

     Application is hereby made for a Group Flexible Premium Deferred Annuity Contract. The Owner acknowledges that Annuity Investors Life Insurance Company will provide the investment vehicle for, but will not be responsible for the administration of, the plan. The Owner hereby agrees that the Contract shall not take effect and be in force unless and until the first premium is received by the Company. The Owner has read and understands this entire application. The Owner has also received a current copy of the prospectuses for Annuity Investors Variable Account A and the Funds.

     IT IS FURTHER UNDERSTOOD THAT PAYMENTS AND VALUES PROVIDED UNDER EACH CERTIFICATE, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


     The information provided herein is true, correct, and complete to the best of my knowledge and belief.


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
     Signed at Anytown,                      USA      this 1st           day  of June                       1995
               -----------------------------------         -------------         -------------------------,   --------------------
               City,                        State

     Signature for Owner Anytown Trucking Company                         Title   Ann Trustee
                         -------------------------------------------              ------------------------------------------------
     Signature of Agent                                                    Agent #:
                        -----------------------------------------                  -----------------------------------------------

     FOR HOME OFFICE USE ONLY
     ===============================================================================================================================

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     /                                                                                                                             /
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